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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                               AUGUST 8, 2005
              Date of Report (Date of Earliest Event Reported)

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                    GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
            (Exact name of registrant as specified in its charter)

      DELAWARE                 000-50723               04-3638229
  (State or other      (Commission File Number)     (I.R.S. Employer
  jurisdiction of                                    Identification
  incorporation or                                        No.)
   organization)

       701 MOUNT LUCAS ROAD                       08540
       PRINCETON, NEW JERSEY                   (Zip Code)

  (Address of principal executive
             offices)

                                 609-497-5500
             (Registrant's telephone number, including area code)

                          NOT APPLICABLE

   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

      The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

      For the period of June 1, 2005 through June 30, 2005, Goldman Sachs Hedge Fund Partners, LLC ("HFP" or the "Company"), Goldman Sachs Global Tactical Trading, LLC ("GTT"), Goldman Sachs Global Equity Long/Short, LLC ("GELS"), Goldman Sachs Global Relative Value, LLC ("GRV") and Goldman Sachs Global Event Driven, LLC ("GED" and collectively with GTT, GELS and GRV, the "Investment Funds") had net returns set forth in the tables below:

                               JUNE 2005 NET
          COMPANY                  RETURN
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     HFP Class A Series 1(1)       1.16%


                               JUNE 2005 NET
       INVESTMENT FUND             RETURN
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           GTT(2)                  0.85%

          GELS(2)                  2.05%

           GRV(2)                  1.04%

           GED(2)                  1.36%



(1) The Company's net return has been computed based on the performance of the Company net of all fees and expenses including, among others (i) incentive allocations to Goldman Sachs Hedge Fund Strategies LLC, the Company's "Managing Member" and (ii) a monthly management fee to the Managing Member.

(2) These returns are based on the performance of Class C Series 1 units. The returns include administration fees and compensation paid to advisors. No management fee or incentive allocation was charged by the managing member of the Investment Funds with respect to the Company's investment in any of the Investment Funds.

      The Company undertakes no obligation to publicly update or revise the information contained herein, although it may do so from time to time as the Managing Member of the Company believes is warranted.

      PAST RESULTS OF THE COMPANY AND THE INVESTMENT FUNDS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

      Date:  August 8, 2005

                                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
                                     (Registrant)

                                   By:Goldman Sachs Hedge Fund
                                        Strategies LLC
                                      Managing Member

                                      By:   /s/ Tobin V. Levy
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                                          Tobin V. Levy
                                          Managing Director and Chief
                                          Financial Officer